                                  AMENDMENT TO
                    FORBEARANCE AGREEMENT AND LIMITED WAIVER

         Amendment and Limited Waiver dated as of June 21, 2001 (this "Amendment") to Forbearance Agreement dated as of May 17, 2001 (the "Forbearance Agreement") by and among AZTEC TECHNOLOGY PARTNERS, INC., a Delaware corporation ("Aztec"), ("BLUEFLAME INC. (DE) (f/k/a PROFESSIONAL COMPUTER SOLUTIONS, INC.) ("BlueFlame" and together with Aztec, collectively called the "Borrower"), as Co-Borrower with respect to $15,000,000 in outstanding principal amount of Acquisition Loans under the Credit Agreement (as defined below), FLEET NATIONAL BANK (f/k/a BANKBOSTON, N.A.) and the other lending institutions listed on
SCHEDULE 1 to the Credit Agreement (the "Banks") relating to the Revolving Credit Agreement dated as of July 27, 1998 by and among the Borrower, the Banks and the Agent (as amended and in effect from time to time, the "Credit Agreement"). Terms not otherwise defined herein which are defined in the Forbearance Agreement, or if not defined therein, in the Credit Agreement, shall have the same respective meanings herein as therein

         WHEREAS, a default has occurred under Section 2(m) of the Forbearance Agreement in that the Borrower and Guarantors were required to provide bi-weekly cash flow reports to the Agent and the Banks, showing actual performance compared to projections for the relevant period and to include accounts receivable reports showing aging of accounts receivable by Subsidiary, one business day in advance of each bi-weekly conference call (the "Bi-Weekly Financials" ), and the Borrower and the Guarantors did not deliver such cash flow reports to the Agent and the Banks one business day in advance of the May 31, 2001 conference call; and

         WHEREAS, the Agent notified the Borrower of such default on June 1, 2001 and the Borrower has requested that the Banks waive such default; and

         WHEREAS, the Banks have agreed with the Borrower, subject to the terms and conditions contained herein, to modify certain terms and conditions of the Forbearance Agreement and grant such waiver as specifically set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. WAIVER. The Banks hereby waive the Borrower's failure to comply with Section 2(m) of the Forbearance Agreement with respect to the Borrower's failure to provide the Bi-Weekly Financials in accordance with
Section 2(m) of the Forbearance Agreement for the May 31, 2001 conference call, and any Default or Event of Default (and only such Defaults and Events of Default) arising under the Credit Agreement that would otherwise be caused as a result of such failure, and not with respect to any failure to comply with such
Section 2(m) that may occur on any date subsequent to May 31, 2001.

         SECTION 2. LIMITATION ON BORROWINGS; AMENDMENT TO SECTION 1 (b) OF FORBEARNCE AGREEMENT. Section 1 of the Forbearance Agreement is hereby amended by deleting subsection (b) thereof in its entirety and substituting the following in its place:


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         (b) During the Forbearance Period notwithstanding the Existing Event of
Default, the Borrower shall be permitted to borrow Revolving Credit Loans to the extent of availability and otherwise under the terms of the Credit Agreement as if the Commitment had not been terminated, PROVIDED, HOWEVER, that (i) such Borrowing does not cause the aggregate outstanding principal amount of Revolving Credit Loans to exceed $9,000,000 at any time during the Forbearance Period and
(ii) the Borrower is in compliance with all of the terms and conditions of this Agreement (other than the representations and warranties in Section 8.4.4 of the Credit Agreement) and that no Event of Default other than the Existing Event of Default shall have occurred and be continuing. Nothing in this Agreement shall, however, be construed as a waiver of or acquiescence in the Existing Event of Default, which shall continue in existence subject only to the agreement of the Banks and the Agent set forth herein not to enforce certain remedies for a limited period of time. Except as expressly provided herein, the execution and delivery of this Agreement shall not: (i) constitute an extension, modification, or waiver of any aspect of the Credit Agreement; (ii) extend the terms of the Credit Agreement or the due date of any of the Obligations; (iii) give rise to any obligation on the part of the Agent or the Banks to extend modify or waive any term or condition of the Credit Agreement; or (iv) give rise to any defenses or counterclaims to the Agent's or the Banks' right to demand payment of the Obligations or to otherwise enforce their rights and remedies under the Credit Agreement. Following termination of the Forbearance Period, the Agent and the Banks shall be entitled to enforce the Credit Agreement according to the original terms of the Credit Agreement, as the Credit Agreement has been heretofore amended from time to time.

         SECTION 3. AMENDMENT TO SECTION 11 OF FORBEARANCE AGREEMENT. Section 11 of the Forbearance Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

         SECTION 11. AMENDMENTS. Neither this Amendment nor any provision hereof may be modified, supplemented, waived or amended, except pursuant to a written agreement, consent or waiver executed and delivered by the Agent and the Majority Banks or such greater number of Banks as would be required pursuant to
Section 27 of the Credit Agreement with respect to an equivalent modification, supplement, waiver or amendment to the Credit Agreement. Notwithstanding the foregoing, any amendment to this Forbearance Agreement that would permit the aggregate outstanding principal amount of Revolving Credit Loans to exceed $9,000,000 at any time during the Forbearance Period shall require the prior written consent to the Agent and all of the Banks.

         SECTION 4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective only upon the satisfaction of the following conditions:

                    (a) this Amendment shall have been executed by each Borrower, all of the Banks and the Agent and the Ratification of Guaranty in the form attached hereto shall have been executed by each Guarantor; and

                    (b) the Borrower shall have paid all reasonable expenses, including legal fees and disbursements incurred by the Agent and the Banks in connection with this Amendment and the transactions contemplated hereby and any other expenses, legal fees and disbursements required to be paid pursuant to
Section 17.1 of the Credit Agreement and not heretofore paid by the Borrower for which an invoice has been submitted.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that (a) the execution and delivery by the Borrower and each Guarantor of this Amendment and the performance by the Borrower and each Guarantor of all of its agreements and obligations under the Credit Agreement and the Forbearance Agreement as amended hereby and the other Loan Documents are within the corporate authority of the Borrower and each Guarantor and have been duly authorized by all necessary corporate action on the part of the Borrower and each Guarantor party thereto.

         SECTION 6. RATIFICATION, ETC. Except as expressly amended hereby, the Forbearance Agreement and the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Forbearance Agreement and this Amendment shall be read and construed as a single agreement. All references in the Forbearance Agreement or any related agreement or instrument to the Forbearance Agreement shall hereafter refer to the Forbearance Agreement as amended hereby. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as affected by the Forbearance Agreement and this Amendment.

         SECTION 7. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon, except such waivers as are specifically set forth in Section 1 hereof.

         SECTION 8. RELEASE OF CLAIMS. The Borrower and, by executing the attached Ratification of Guaranty, each of the Borrower's Subsidiaries hereby releases the Agent and the Banks and all agents, officers, directors, shareholders, or anyone acting at the direction or control of the Agent or each of all Banks from any and all liabilities and claims under the Credit Agreement, the Forbearance Agreement, this Amendment, the Registration Rights Agreement or any Security Documents or otherwise in connection with the transactions contemplated thereby, except those arising after the time of execution and delivery of this Amendment.

         SECTION 9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         SECTION 11. ENTIRE AGREEMENT. This Amendment, together with the Forbearance Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained.

         SECTION 12. AMENDMENTS. Neither this Amendment nor any provision hereof may be modified, supplemented, waived or amended, except pursuant to Section 11 of the Forbearance Agreement.


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


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                   AZTEC TECHNOLOGY PARTNERS, INC.


                                   By: /s/ Ira Cohen
                                       -----------------------------------------
                                       Title: President


                                   BLUEFLAME INC. (DE) (F/K/A PROFESSIONAL
                                   COMPUTER SOLUTIONS, INC.)
                                   (HAVING JOINT AND SEVERAL LIABILITY FOR A
                                   PORTION OF THE ACQUISITION LOANS HAVING AN
                                   OUTSTANDING PRINCIPAL AMOUNT OF
                                   $15,000,000)


                                   By: /s/ T. Kenwood Mullare
                                       -----------------------------------------
                                       Title: Secretary


                                   FLEET NATIONAL BANK (AS AGENT AND AS A BANK)


                                   By: /s/  Richard E. Lynch
                                       -----------------------------------------
                                       Name:  Richard E. Lynch
                                       Title: Vice President


                                   CITIZENS BANK OF MASSACHUSETTS


                                   By: /s/ James M. Ray
                                       -----------------------------------------
                                       Name:  James M. Ray
                                       Title: Vice President


                                   THE FUJI BANK, LIMITED


                                   By: /s/ Masahito Fukuda
                                       -----------------------------------------
                                       Name:  Masahito Fukuda
                                       Title: Senior Vice President

                                   NATIONAL CITY BANK OF KENTUCKY


                                   By: /s/  Glenn E. Nord
                                       -----------------------------------------
                                       Name:  Glenn E. Nord
                                       Title: Vice President


                                   LASALLE BANK NATIONAL ASSOCIATION


                                   By: /s/  Suzanne S. Palmer
                                       -----------------------------------------
                                       Name:  Suzanne S. Palmer
                                       Title: Commercial Banking Officer


                                   PEOPLE'S BANK


                                   By: /s/ John E. McArdle
                                       -----------------------------------------
                                       Name:  John E. McArdle
                                       Title: Vice President

                            RATIFICATION OF GUARANTY

         Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Amendment as of June ___, 2001, and agrees that the Guaranty dates as of (a) July 27, 1998; (b) September 17, 1998; (c) October 2, 1998, (d) June 26, 2000 or (e) November 1, 2000 from each of the undersigned Guarantors remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.

                                   AZTEC INTERNATIONAL LLC


                                   By: /s/ T. Kenwood Mullare
                                       -----------------------------------------
                                       Title:  Secretary


                                   AZTEC TECHNOLOGY PARTNERS OF NEW ENGLAND
                                   LLC (f/k/a BAY STATE COMPUTER GROUP LLC)


                                   By: /s/ Ira Cohen
                                       -----------------------------------------
                                       Title:  President


                                   ENTRA COMPUTER CORP.


                                   By: /s/ Ira Cohen
                                       -----------------------------------------
                                       Title:  President


                                   TWO TWO TWO CORPORATION (f/k/a PCM, INC.)


                                   By: /s/ T. Kenwood Mullare
                                       -----------------------------------------
                                       Title:  Secretary


                                   MCDOWELL, TUCKER & CO., INC.


                                   By: /s/ T. Kenwood Mullare
                                       -----------------------------------------
                                       Title:  Secretary

                                   BLUEFLAME INC. (DE) (f/k/a PROFESSIONAL
                                   COMPUTER SOLUTIONS, INC.)


                                   By: /s/ T. Kenwood Mullare
                                       -----------------------------------------
                                       Title:  Secretary


                                   PROFESSIONAL NETWORK SERVICES, INC.


                                   By: /s/ T. Kenwood Mullare
                                       -----------------------------------------
                                       Title:  Secretary


                                   SOFTECH COMMUNICATIONS, INC.


                                   By: /s/ Ira Cohen
                                       -----------------------------------------
                                       Title:  President


                                   SOLUTIONS E.T.C. INC.


                                   By: /s/ Ira Cohen
                                       -----------------------------------------
                                       Title:  President

                                   DIGITAL NETWORK ASSOCIATES LLC


                                   By: /s/ T. Kenwood Mullare
                                       -----------------------------------------
                                       Title:  Secretary


                                   OFFICE EQUIPMENT SERVICE, INC.


                                   By: /s/ T. Kenwood Mullare
                                       -----------------------------------------
                                       Name:
                                       Title: Secretary


                                   BLUEFLAME, INC.


                                   By: /s/ T. Kenwood Mullare
                                       -----------------------------------------
                                       Name:
                                       Title: Secretary



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